UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2022

BGC Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28191	13-4063515
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 610-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	BGCP	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Corporate Conversion Agreement

On November 15, 2022, BGC Partners, Inc., a Delaware corporation (the “Company,” “BGC Partners” or “BGC”), and BGC Holdings, L.P., a Delaware limited partnership (“BGC Holdings”), along with certain other entities set forth below, entered into a Corporate Conversion Agreement (the “Corporate Conversion Agreement”) in order to reorganize and simplify the organizational structure of the BGC entities. Upon completion of the reorganization, the stockholders of BGC Partners and the limited partners of BGC Holdings shall participate in the economics of the BGC businesses through the same publicly traded corporate entity, BGC Group, Inc., a Delaware corporation (“BGC Group”). By simplifying the organizational structure, the reorganization is intended to improve transparency and reduce operational complexity.

Under the existing structure, the Company and BGC Holdings – which is currently a consolidated subsidiary of the Company for accounting purposes – currently hold, directly or indirectly and on a combined basis, 100% of the limited partnership interests in BGC Partners, L.P., a Delaware limited partnership (“BGC U.S. Opco”), and BGC Global Holdings, L.P., a Cayman Islands limited partnership (together with BGC U.S. Opco the “BGC Opcos”), which are the two operating partnerships of BGC. The limited partners of BGC Holdings, in their capacities as such, currently participate in the economics of the BGC Opcos through BGC Holdings, and the stockholders of BGC Partners, in their capacities as such, currently participate in the economics of the BGC Opcos through BGC Partners. This structure is sometimes referred to as an Umbrella Partnership/C-Corporation (“Up-C”).

When the reorganization is completed, the limited partners of BGC Holdings shall cease participating in the economics of the BGC Opcos indirectly through BGC Holdings and instead will participate in the economics of the BGC Opcos indirectly through BGC Group. The stockholders of the Company will also participate in the economics of the BGC Opcos indirectly through BGC Group. BGC Group will have Class A common stock and Class B common stock with terms that are substantially similar to the existing Class A common stock, par value $0.01 per share, of the Company (“BGC Class A Common Stock”), and Class B common stock, par value $0.01 per share, of the Company (“BGC Class B Common Stock,” and together with the BGC Class A Common Stock, the “BGC Common Stock”), respectively, and the Class A common stock of BGC Group is expected to be listed on the Nasdaq Global Select Market under the symbol “BGC.” The reorganization would therefore have the effect of transforming the BGC entities from an Up-C to a simplified “Full C-Corporation” structure.

The reorganization is being effected pursuant to the terms of the Corporate Conversion Agreement by and among the Company, BGC Holdings, BGC Group, BGC GP, LLC, a Delaware limited liability company and general partner of BGC Holdings (“BGC Holdings GP”), BGC Partners II, Inc., a Delaware corporation and wholly owned subsidiary of BGC Group (“Merger Sub 1”), BGC Partners II, LLC, a Delaware limited liability company and wholly owned subsidiary of BGC Group (“Merger Sub 2”), BGC Holdings Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of BGC Holdings (“Holdings Merger Sub”), and, solely for the purposes of certain provisions therein, Cantor Fitzgerald, L.P., a Delaware limited partnership (“Cantor”). The Corporate Conversion Agreement has been approved by the Board of Directors of the Company, at the recommendation of the independent Audit Committee and the independent Compensation Committee of the Board of Directors, sitting jointly (the “Joint Committee”). The Joint Committee has been advised by independent financial and legal advisors selected by the Joint Committee. Houlihan Lokey, Inc., as financial advisor, has provided a fairness opinion to the Joint Committee.

The Corporate Conversion Agreement provides that, on the terms and subject to the conditions set forth in the Corporate Conversion Agreement:

•

BGC Holdings will effectively reorganize from a Delaware limited partnership into a Delaware limited liability company through the merger of BGC Holdings with and into Holdings Merger Sub (the “Holdings Reorganization Merger”), with Holdings Merger Sub surviving the Holdings Reorganization Merger. In the Holdings Reorganization Merger, each unit of BGC Holdings outstanding as of immediately prior to the Holdings Reorganization Merger will be converted into a substantially equivalent equity interest in Holdings Merger Sub.

•

Thereafter, Merger Sub 1 will merge with and into the Company (the “Corporate Merger”), with the Company surviving the Corporate Merger as a wholly owned subsidiary of BGC Group. In the Corporate Merger, each share of BGC Class A Common Stock and each share of BGC Class B Common Stock outstanding at the effective time of the Corporate Merger will be converted into one share of Class A common stock, par value $0.01 per share, of BGC Group and one share of Class B common stock, par value $0.01 per share, of BGC Group, respectively.

•

Concurrently with the Corporate Merger, Merger Sub 2 will merge with and into Holdings Merger Sub (the “Holdings Merger,” and together with the Holdings Reorganization Merger and the Corporate Merger, the “Mergers”), with Holdings Merger Sub surviving as a wholly owned subsidiary of BGC Group. In the Holdings Merger:

•

each exchangeable share of Holdings Merger Sub (which was issued in respect of each exchangeable limited partnership unit of BGC Holdings in the Holdings Reorganization Merger) that is held by Cantor or its subsidiaries and is outstanding at the effective time of the Holdings Merger will be converted into one share of BGC Group Class B common stock, subject to the terms and conditions of the Corporate Conversion Agreement, provided that a portion of the shares of BGC Group Class B common stock issued to Cantor will exchange into BGC Group Class A common stock in the event that BGC Group does not issue at least $75,000,000 in BGC Group common stock in connection with certain acquisition transactions prior to the seventh anniversary of the closing of the Holdings Merger;

•

each exchangeable share of Holdings Merger Sub (which was issued in respect of each exchangeable limited partnership unit of BGC Holdings in the Holdings Reorganization Merger) that is not held by Cantor or any of its subsidiaries and is outstanding at the effective time of the Holdings Merger will be converted into one share of BGC Group Class A common stock; and

•

each non-exchangeable share of Holdings Merger Sub (which was issued in respect of each non-exchangeable limited partnership unit of BGC Holdings in the Holdings Reorganization Share) that is outstanding at the effective time of the Holdings Merger will, subject to certain limited exceptions, be converted into equity awards denominated in cash, restricted stock and/or RSUs of BGC Group, each as further set forth in the Corporate Conversion Agreement.

Following the execution of the Corporate Conversion Agreement, Cantor entered into a Support Agreement with the Company, described in detail below, to approve the Mergers and the related transactions (the “Corporate Conversion Transactions”). The obligation of the parties to complete the Corporate Conversion Transactions is subject to customary closing conditions, which are expected to be met. The Corporate Conversion Agreement contains certain termination rights, including, among others, the right of the parties to terminate the Corporate Conversion Agreement if the Mergers have not been consummated on or prior to May 15, 2023 and the right of the Company or Cantor to terminate the Corporate Conversion Agreement if certain tax legislation is proposed or enacted that, if implemented, could materially increase the taxes directly borne by the partners of Cantor or BGC Holdings or the stockholders of the Company if the Corporate Conversion Transactions were completed as compared to if the Corporate Conversion Transactions were not completed.

The foregoing description of the Corporate Conversion Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Corporate Conversion Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

The Corporate Conversion Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about the Company, BGC Holdings, BGC Holdings GP, BGC Group, Merger Sub 1, Merger Sub 2, Holdings Merger Sub, Cantor or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Corporate Conversion Agreement were made only for purposes of the Corporate Conversion Agreement as of the specific dates therein, were solely for the benefit of the parties to the Corporate Conversion Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Corporate Conversion Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and stockholders. Investors and stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Corporate Conversion Agreement, which subsequent information may or may not be reflected in the Company’s or BGC Group’s public disclosures. The Corporate Conversion Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, BGC Holdings, BGC Holdings GP, BGC Group, Merger Sub 1, Merger Sub 2, Holdings Merger Sub and Cantor and the Corporate Conversion Agreement and the transactions contemplated thereby that will be contained in or attached as an annex to the consent solicitation statement/prospectus that the Company and BGC Group will file in connection with the Corporate Conversion Agreement and the transactions contemplated thereby, as well as in the other filings that will be made with the Securities and Exchange Commission (the “SEC”).

Support Agreement

Following the execution of the Corporate Conversion Agreement, Cantor entered into a Support Agreement with the Company (the “Support Agreement”), pursuant to which, among other things, and subject to the terms and conditions of the Support Agreement, Cantor agreed to deliver to the Company a written consent approving and adopting the Corporate Conversion Agreement and the transactions contemplated thereby within two business days following the date on which BGC Group’s Registration Statement on Form S-4 filed in connection with the Corporate Conversion Transactions is declared effective by the SEC, with such consent to be effective on the 20th business day following the date on which the Company has commenced mailing of the related consent solicitation statement to the Company’s stockholders. The Support Agreement terminates upon certain events, including the termination of the Corporate Conversion Agreement in accordance with its terms.

The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by the full text of the Support Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein. The Support Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about the Company, Cantor or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Support Agreement were made only for purposes of the Support Agreement as of the specific dates therein, were solely for the benefit of the parties to the Support Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Support Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and stockholders. Investors and stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Support Agreement, which subsequent information may or may not be reflected in the Company’s or BGC Group’s public disclosures.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in Item 1.01 of this Current Report on Form 8-K with respect to securities held by the executive officers of the Company is incorporated by reference herein.

Item 8.01.	Other Events.

On November 16, 2022, the Company issued a press release announcing the execution of the Corporate Conversion Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The exhibit index set forth below is incorporated by reference in response to this Item 9.01.

EXHIBIT INDEX

Exhibit Number	Description

2.1	Corporate Conversion Agreement, dated as of November 15, 2022, by and among BGC Partners, Inc., BGC Group, Inc., BGC Holdings, L.P., BGC GP, LLC, BGC Partners II, Inc., BGC Partners II, LLC, BGC Holdings Merger Sub, LLC and, solely for the purposes of certain provisions therein, Cantor Fitzgerald, L.P.*

10.1	Support Agreement, dated as of November 15, 2022, by and among BGC Partners, Inc. and Cantor Fitzgerald, L.P.*

99.1	BGC Partners, Inc. press release dated November 16, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*

Certain schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K promulgated by the SEC. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

ADDITIONAL INFORMATION ABOUT THE CORPORATE CONVERSION TRANSACTIONS AND WHERE TO FIND IT

BGC Group will file with the SEC a registration statement on Form S-4, which will include a consent solicitation statement of the Company and a prospectus of BGC Group, and any other documents in connection with the Corporate Conversion Transactions. The definitive consent solicitation statement/prospectus will be sent to the stockholders of the Company. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE CONSENT SOLICITATION STATEMENT/PROSPECTUS, AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE CORPORATE CONVERSION TRANSACTIONS WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BGC GROUP, THE COMPANY AND THE CORPORATE CONVERSION TRANSACTIONS. The registration statement and consent solicitation statement/prospectus and other documents filed by the Company and BGC Group with the SEC, when filed, will be available free of charge at the SEC’s website at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the consent solicitation statement/prospectus and other documents which will be filed with the SEC on the Company’s website at https://www.bgcpartners.com or upon written request to the Company’s Investor Relations department, 499 Park Avenue, New York, NY 10022, USA or by calling (212) 610-2426.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

PARTICIPANTS IN THE SOLICITATION

This Current Report on Form 8-K is not a solicitation of proxies or consents in connection with the Corporate Conversion Transactions. However, the Company, New BGC, certain of the directors and executive officers and certain other members of management and employees of the Company, under SEC rules, may be deemed to be participants in the solicitation of proxies or consents in connection with the Corporate Conversion Transactions. Information about the Company’s directors and executive officers may be found in its Annual Report on Form 10-K/A filed with the SEC on May 2, 2022. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the Corporate Conversion Transactions will be included in the consent solicitation statement/prospectus and other relevant materials filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BGC PARTNERS, INC.

Date: November 16, 2022	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chairman of the Board and Chief Executive Officer

Signature Page to Form 8-K of BGC Partners, Inc., dated November 16, 2022, regarding Entry Into Corporate Conversion Agreement